The Target Portfolio Trust

Large Capitalization Value Portfolio

Supplement dated July 31, 2008 to

Prospectus and Statement of Additional Information (SAI) dated December 31, 2007

Scott Blasdell has joined Raffaele Zingone and Terance Chen, as a portfolio manager for the portion of the Large Capitalization Value Portfolio subadvised by JPMorgan Investment Management Inc. (JPMorgan).

To reflect these changes, the indicated sections of the Prospectus and SAI are revised as set forth below:

The section of the prospectus entitled “ How the Trust is Managed—Portfolio Managers—Large Cap Value Portfolio” is amended by deleting the discussion and all references pertaining to the portfolio managers and substituting the following new information:

JP Morgan. Raffaele Zingone, Terance Chen and Scott Blasdell manage the portion of the Portfolio subadvised by JPMorgan.

Raffaele Zingone, Vice President, is head of the U.S. Structured Equity Group. An employee since 1991, Ralph is responsible for the management of a range of large cap structured equity portfolios. Prior to his role in structured equity, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S.Equity portfolio manager in London and New York. Ralph received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University. He is a CFA charterholder.

Terance Chen, Vice President, is a portfolio manager in the U.S. Equity Group. An employee since 1994, Terance was a quantitative equity research analyst prior to his current position. Terance is responsible for the management of REI 150 and REI 250 structured strategies, and he is the manager of the Research Market Neutral strategy. Terance holds a B.S. in finance and information systems from New York University’s Stern School of Business and is a CFA charterholder.

Scott W. Blasdell, Managing Director, is a senior portfolio manager in the JPMorgan US Equity Group. An employee since 1999, Scott was the lead portfolio manager of JPMorgan's highly successful REIT strategies from 2001 until April 2008. In April, he transitioned to the structured equity team where he will focus on our research enhanced index (REI) strategies. Prior to JPMorgan, he worked at Merrill Lynch Asset Management and Wellington Management, both as an analyst and as a portfolio manager for value and REITs. Scott earned a B.A. in economics from Williams College and an M.B.A. from the Wharton School of the University of Pennsylvania. He is a CFA charterholder.

The table entitled “Portfolio Manager Starting Service Dates” appearing at the end of the section of the Prospectus entitled “How the Trust Is Managed—Subadvisers and Portfolio Managers” is hereby amended by adding Mr. Blasdell to the JPMorgan portion of the table, and denoting July 2008 as his starting service date.

The table for the Large Cap Value Portfolio appearing in Part I of the SAI in the section entitled “Management & Advisory Arrangements—Additional Information About the Portfolio Managers—Other Accounts and

Ownership of Fund Securities” is hereby amended by adding the following information pertaining to Mr Blasdell. The information provided is as of July 31, 2008.

Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Scott Blasdell	4 registered investment companies with $1,312 million in total assets under management*	-	1 other account with $206 in total assets under management*	None

*Assets-under-management figures are current as of June 30, 2008.

LR00225